Exhibit 99.8

FIRST COLONY LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

(Amounts in millions, except share amounts)

(Unaudited)

As of March 31, 2006
Admitted Assets
Investments:
Bonds	$4,962.7
Preferred stocks	5.8
Common stocks - affiliates	218.2
Common stocks - nonaffiliates	0.3
Mortgage loans	1,418.6
Real estate	39.1
Policy loans	261.6
Cash and short-term investments	(16.0)
Other invested assets	46.3
Receivable for securities	6.8

Total cash and invested assets	6,943.4
Reinsurance ceded	31.5
Federal income tax recoverable	134.7
Deferred income taxes	42.7
Guaranty association assessments	0.9
Premiums and accounts receivable	44.8
Investment income due and accrued	79.1
Receivable from parent, subsidiaries, and affiliates	8.0
Other amounts receivable under reinsurance contracts	122.8
Funds held by or deposited with reinsured companies	962.4
Other assets	2.8

Total admitted assets	$8,373.1

Liabilities and Capital and Surplus
Liabilities:
Aggregate reserves - life and annuity contracts	$4,970.3
Aggregate reserves - accident and health policies	0.9
Liability for deposit-type contracts	1,794.4
Liability for policy and contract claims	53.5
Premiums and annuity considerations received in advance	4.0
Other amounts payable on reinsurance	47.4
Interest maintenance reserve	106.1
Commissions payable	18.2
General expenses due and accrued	22.4
Taxes, licenses and fees due and accrued	7.8
Unearned investment income	8.9
Amount withheld or retained by company as agent or trustee	2.4
Remittances and items not allocated	32.2
Liability for benefits for employees	0.2
Borrowed money	57.6
Asset valuation reserve	69.2
Payable to parent, subsidiary and affiliates	31.1
Funds held under reinsurance treaties with unauthorized reinsurers	97.9
Other liabilities	14.2

Total liabilities	7,338.7

Capital and surplus:
Common stock, Class A ($1 par value. Authorized 10,000,000 shares; issued and outstanding 4,000,000 shares)	4.0
Paid-in surplus	54.7
Unassigned surplus	975.7

Total capital and surplus	1,034.4

Total liabilities and capital and surplus	$8,373.1

These quarterly financial statements should be read in conjunction with the audited statutory financial statements and related notes of First Colony Life Insurance Company (“FCL”) as of and for the years ended December 31, 2005 and 2004.

FIRST COLONY LIFE INSURANCE COMPANY

Statutory Statements of Summary of Operations

(Amounts in millions)

(Unaudited)

	Three months ended March 31,
	2006	2005
Revenues:
Premiums and annuity considerations	$162.4	$197.3
Considerations for supplementary contracts with life contingencies	0.2	0.4
Investment income	110.1	117.9
Amortization of interest maintenance reserve	2.9	2.8
Commission and expense allowances on reinsurance ceded	92.6	38.4
Reserve adjustment on reinsurance ceded	5.2	3.1
Other	7.0	0.4

Total revenues	380.4	360.3

Benefits:
Death benefits	65.1	78.8
Annuity benefits	71.8	65.8
Disability benefits and benefits under accident and health policies	0.4	0.3
Surrender benefits and other fund withdrawals	29.4	30.7
Interest and adjustments on policy or deposit-type contract funds	17.0	9.1
Payments on supplementary contracts with life contingencies	0.3	0.2
Change in aggregate reserves - life, annuity and accident and health	(293.7)	53.6

Total benefits	(109.7)	238.5

Expenses:
Commissions	70.8	54.1
General insurance expenses	59.5	43.0
Insurance taxes, licenses and fees	9.1	10.6
Increase in loading on deferred and uncollected premiums	15.8	28.4
Other expenses	0.1	—

Total expenses	155.3	136.1

Total benefits and expenses	45.6	374.6

Income (loss) before federal income taxes and realized capital gains	334.8	(14.3)
Federal income tax benefit	(7.4)	(5.9)

Income (loss) before realized capital gains	342.2	(8.4)
Realized capital gains, net	1.4	2.4

Net income (loss)	$343.6	$(6.0)

These quarterly financial statements should be read in conjunction with the audited statutory financial statements and related notes of First Colony Life Insurance Company (“FCL”) as of and for the years ended December 31, 2005 and 2004.

Note 1

In January 2006, FCL contributed cash and securities with a value of $139.8 million as additional paid-in capital to River Lake Insurance Company III (“River Lake III”), a wholly-owned subsidiary. Effective January 1, 2006, FCL ceded certain term life insurance business to River Lake III. As a result of this transaction, the impact on the Company’s net income and capital and surplus was $422.2 million and $282.4 million, respectively. River Lake III obtained $750.0 million in surplus notes to third party investors.

Additionally, FCL entered into separate agreements with a third party guarantor for the benefit of River Lake III. The agreements, among other things, obligate FCL (subject to certain exclusions) to indemnify and hold harmless River Lake III and certain third parties from and against any and all claims, liabilities, losses, costs and expenses and damages that may be incurred by or asserted against River Lake III and certain third parties by any party relating to or arising out of the transactions contemplated by the reinsurance agreement between FCL and River Lake III, or certain related agreements, to the extent that such losses, claims, liabilities, expenses or damages resulted from River Lake III’s failure to make any payment required to be made by it to any party under any such agreement, but excluding any payments of premiums, fees and expenses to be made in the ordinary course, and payments of principal and interest on the surplus notes issued by River Lake III.

FIRST COLONY LIFE INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

(Amounts in millions)

(Unaudited)

	Common stock	Paid-in surplus	Unassigned surplus	Total
Balances as of December 31, 2004	$4.0	$54.7	$878.0	$936.7
Net loss	—	—	(6.0)	(6.0)
Change in net unrealized capital gains (losses)	—	—	12.3	12.3
Change in net unrealized foreign exchange capital gain (loss)	—	—	0.1	0.1
Change in net deferred income tax	—	—	15.6	15.6
Change in nonadmitted assets	—	—	(20.4)	(20.4)
Change in liability for reinsurance in unauthorized companies	—	—	(23.5)	(23.5)
Change in asset valuation reserve	—	—	2.6	2.6
Change in surplus as a result of reinsurance	—	—	(1.5)	(1.5)
Prior period correction (see Note 2 below)	—	—	18.8	18.8

Balances as of March 31, 2005	$4.0	$54.7	$876.0	$934.7

	Common stock	Paid-in surplus	Unassigned surplus	Total
Balances as of December 31, 2005	$4.0	$54.7	$767.1	$825.8
Net income	—	—	343.6	343.6
Change in net unrealized capital gains (losses)	—	—	(143.7)	(143.7)
Change in net unrealized foreign exchange capital gain (loss)	—	—	(0.4)	(0.4)
Change in net deferred income tax	—	—	(40.0)	(40.0)
Change in nonadmitted assets	—	—	39.0	39.0
Change in liability for reinsurance in unauthorized companies	—	—	5.2	5.2
Change in asset valuation reserve	—	—	5.6	5.6
Change in surplus as a result of reinsurance	—	—	(0.7)	(0.7)

Balances as of March 31, 2006	$4.0	$54.7	$975.7	$1,034.4

These quarterly financial statements should be read in conjunction with the audited statutory financial statements and related notes of First Colony Life Insurance Company (“FCL”) as of and for the years ended December 31, 2005 and 2004.

Note 2

During the first quarter of 2005, FCL corrected an experience rating refund it received under a reinsurance treaty with a subsidiary. This correction resulted in an increase in assets and a positive adjustment for the prior portion of the refund.

FIRST COLONY LIFE INSURANCE COMPANY

Statutory Statements of Cash Flows

(Amounts in millions)

(Unaudited)

	Three months ended March 31,
	2006	2005
Cash from operations:
Premiums collected net of reinsurance	$167.5	$254.4
Net investment income	101.9	113.5
Miscellaneous income	99.1	85.7

Total	368.5	453.6
Benefit and loss related payments	169.8	204.0
Commissions, expenses paid, and aggregate write-ins for deductions	160.2	114.1

Total	330.0	318.1

Net cash provided by operations	38.5	135.5

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	191.5	144.9
Stocks	1.7	2.3
Mortgage loans	46.6	40.7
Other invested assets	7.2	7.3

Total investment proceeds	247.0	195.2
Cost of investments acquired (long-term only):
Bonds	124.4	345.8
Stocks	139.9	1.2
Mortgage loans	27.1	55.9
Other invested assets	2.8	—
Miscellaneous applications	1.3	8.8

Total investment acquired	295.5	411.7
Net change in policy loans and premium notes	1.6	(0.3)

Net cash applied to investments	(50.1)	(216.2)

Cash from financing and miscellaneous sources:
Cash provided (applied):
Borrowed funds received	57.2	8.6
Net deposits on deposit-type contracts and other insurance liabilities	(55.8)	(14.0)
Other cash applied	(3.7)	(70.5)

Net cash applied to financing and miscellaneous sources	(2.3)	(75.9)

Reconciliation of cash and short-term investments:
Net change in cash and short-term investments	(13.9)	(156.6)
Cash and short-term investments at beginning of period	(2.1)	141.6

Cash and short-term investments at end of period	$(16.0)	$(15.0)

These quarterly financial statements should be read in conjunction with the audited statutory financial statements and related notes of First Colony Life Insurance Company (“FCL”) as of and for the years ended December 31, 2005 and 2004.